Finance costs, net (Tables)	6 Months Ended
Dec. 31, 2024
Finance costs, net
Schedule of finance expense, net

	Three Months Ended December 31,		Six Months Ended December 31,
(in € thousands)	2023	2024	2023	2024
Interest expenses on revolving credit facilities	(446)	(1,227)	(701)	(1,820)
Interest expenses on leases	(752)	(675)	(1,505)	(1,354)
Total finance costs	(1,197)	(1,953)	(2,206)	(3,174)

Other interest income	—	—	1	—
Total finance income	—	—	1	—
Finance costs, net	(1,197)	(1,953)	(2,205)	(3,174)